Exhibit 99.1

LifePoint Hospitals Reports Second Quarter 2011 Results

Second Quarter EPS of $0.77, Up 11.6% Over Prior Year Period

Company Raises Full Year Guidance for EPS and EBITDA

BRENTWOOD, Tenn.--(BUSINESS WIRE)--July 29, 2011--LifePoint Hospitals, Inc. (NASDAQ: LPNT) today announced results for the second quarter and six months ended June 30, 2011.

For the second quarter ended June 30, 2011, revenues from continuing operations were $877.6 million, up 11.0% from $790.6 million for the same period a year ago. Income from continuing operations attributable to LifePoint Hospitals, Inc. stockholders for the second quarter ended June 30, 2011, increased 7.4% to $40.3 million, or $0.77 per diluted share, compared with $37.5 million, or $0.69 per diluted share, for the same period last year.

For the first half of 2011, revenues from continuing operations were $1,766.2 million, up 12.0% from $1,576.8 million for the same period a year ago. Income from continuing operations attributable to LifePoint Hospitals, Inc. stockholders for the first half of 2011 increased 6.5% to $86.1 million, or $1.66 per diluted share, compared with $80.8 million, or $1.48 per diluted share, for the same period last year.

In commenting on the results, William F. Carpenter III, chairman and chief executive officer of LifePoint Hospitals, said, “Our growth in revenue, EPS and EBITDA demonstrates the effectiveness of our strategies. We remain focused on operating effectively and efficiently through investments that improve the quality of patient care and attract the best physicians, and we are confident that our strategy continues to provide significant opportunity for value creation. At the same time, with our strong balance sheet and track record of successfully integrating our acquisitions, we expect to continue to execute transactions that add value for our stockholders. We will continue to target acquisitions in faster growing markets, while maintaining our focus on being the sole provider in smaller communities and leveraging the strategic partnership component of our acquisition strategy.”

The Company also announced that, based on its performance in the first half of 2011, it is raising its previously issued guidance for full year 2011 for Adjusted EBITDA and Diluted EPS:

	Previous	Revised
Estimated Adjusted EBITDA	$510 – $540 million	$525 – $545 million
Estimated Diluted EPS	$2.80 – $3.10	$2.95 – $3.15

A listen-only simulcast, as well as a 30-day replay, of LifePoint Hospitals’ second quarter 2011 conference call will be available on line at www.lifepointhospitals.com/news/press-releases and www.earnings.com today, Friday, July 29, 2011, beginning at 10:00 a.m. Eastern Time.

LifePoint Hospitals, Inc. is a leading hospital company focused on providing quality healthcare services close to home. Through its subsidiaries, LifePoint operates 52 hospital campuses in 17 states. With a mission of “Making Communities Healthier®,” LifePoint is the sole community hospital provider in the majority of the communities it serves. More information about the Company, which is headquartered in Brentwood, Tennessee, can be found on its website, www.LifePointHospitals.com. All references to “LifePoint,” “LifePoint Hospitals,” or the “Company” used in this release refer to LifePoint Hospitals, Inc. or its affiliates.

Important Legal Information. Certain statements contained in this release are based on current management expectations and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to qualify for the safe harbor protections from liability provided by the Private Securities Litigation Reform Act of 1995. Numerous factors exist which may cause results to differ from these expectations. Many of the factors that will determine LifePoint’s future results are beyond LifePoint’s ability to control or predict with accuracy. Such forward-looking statements reflect the current expectations and beliefs of the management of LifePoint, are not guarantees of performance and are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results to differ from those described in the forward-looking statements. These forward-looking statements may also be subject to other risk factors and uncertainties, including without limitation: (i) the effect and implementation of healthcare reform legislation and other changes in government programs including efforts to reduce healthcare expenditures; (ii) reductions in Medicare or Medicaid payments, whether driven by budget deficits, programmatic changes or otherwise; (iii) reductions in revenues from commercial payors, whether as a change in our revenue mix, reduction in commercial rates or otherwise;(iv) LifePoint’s ability to acquire hospitals on favorable terms, the business risks associated with acquiring additional hospitals and the uncertainty in operating and integrating such hospitals;(v) the ongoing, adverse effects from the recent economic recession including high rates of unemployment, which could intensify if credit conditions deteriorate; (vi) the failure of certain employers, or the closure of certain manufacturing and other facilities, especially in markets where LifePoint’s hospitals depend on a small number of local employers; (vii) the growth of uninsured and “patient due” accounts, and deterioration in the collectability of these accounts;(viii) whether our core strategies will result in anticipated operating results; (ix) whether our efforts to reduce the cost of providing healthcare while increasing the quality of care are successful; (x) the ability to attract, recruit and retain qualified physicians, nurses, medical technicians and other healthcare professionals; (xi) the loss of certain physicians in markets where such a loss can have a disproportionate impact on LifePoint’s hospitals; (xii) the increasingly stringent and complex legal and regulatory environment (and changing interpretations of applicable laws and regulations), increased legal and regulatory obligations and related enforcement activity, new obligations that providers must self-disclose violations, and the additional costs incurred in connection with efforts to comply with such laws and regulations; (xiii) competition from other hospitals and outpatient facilities providing services similar to those LifePoint offers and from physicians providing services in their offices that could be provided in LifePoint’s hospitals; (xiv) adverse events in states a large portion of LifePoint’s revenues are concentrated; (xv) any interruption of or restriction in LifePoint’s access to licensed information (and information technology systems) or failure in LifePoint’s ability to integrate changes to LifePoint’s existing information systems or information systems of acquired hospitals; (xvi) liabilities resulting from potential malpractice and related legal claims brought against LifePoint’s hospitals; and (xvii) those other risks and uncertainties described from time to time in LifePoint’s filings with the Securities and Exchange Commission. Therefore, LifePoint’s future results may differ materially from those described in this release. LifePoint undertakes no obligation to update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

All references to “LifePoint,” “LifePoint Hospitals” and the “Company” as used throughout this release refer to LifePoint Hospitals, Inc. and its subsidiaries.

LIFEPOINT HOSPITALS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Dollars in millions, except per share amounts

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
	2011		2010		2011		2010
	Amount	% of Revenues	Amount	% of Revenues	Amount	% of Revenues	Amount	% of Revenues
Revenues	$877.6	100.0%	$790.6	100.0%	$1,766.2	100.0%	$1,576.8	100.0%

Salaries and benefits	339.0	38.6	307.0	38.8	673.4	38.1	610.3	38.7
Supplies	114.1	13.0	109.2	13.8	232.8	13.2	217.6	13.8
Other operating expenses	163.1	18.6	145.3	18.4	324.7	18.4	285.7	18.2
Provision for doubtful accounts	126.3	14.4	105.0	13.3	256.4	14.5	207.1	13.1
Depreciation and amortization	40.6	4.6	36.7	4.6	80.3	4.6	72.8	4.6
Interest expense, net	28.1	3.2	25.9	3.3	57.3	3.2	51.0	3.2
	811.2	92.4	729.1	92.2	1,624.9	92.0	1,444.5	91.6

Income from continuing operations before income taxes	66.4	7.6	61.5	7.8	141.3	8.0	132.3	8.4
Provision for income taxes	25.3	2.9	23.3	2.9	53.7	3.0	49.9	3.2
Income from continuing operations	41.1	4.7	38.2	4.9	87.6	5.0	82.4	5.2
Income (loss) from discontinued operations, net of income taxes	–	–	0.1	–	0.3	–	(0.3)	–
Net income	41.1	4.7	38.3	4.9	87.9	5.0	82.1	5.2
Less: Net income attributable to noncontrolling interests	(0.8)	(0.1)	(0.7)	(0.1)	(1.5)	(0.1)	(1.6)	(0.1)
Net income attributable to LifePoint Hospitals, Inc.	$40.3	4.6%	$37.6	4.8%	$86.4	4.9%	$80.5	5.1%

Basic earnings (loss) per share attributable to LifePoint Hospitals, Inc. stockholders:
Continuing operations	$0.79		$0.71		$1.70		$1.52
Discontinued operations	–		–		0.01		(0.01)
Net income	$0.79		$0.71		$1.71		$1.51

Diluted earnings per share attributable to LifePoint Hospitals, Inc. stockholders:
Continuing operations	$0.77		$0.69		$1.66		$1.48
Discontinued operations	–		–		–		–
Net income	$0.77		$0.69		$1.66		$1.48

Amounts attributable to LifePoint Hospitals, Inc. stockholders:
Income from continuing operations, net of income taxes	$40.3		$37.5		$86.1		$80.8
Income (loss) from discontinued operations, net of income taxes	–		0.1		0.3		(0.3)
Net income	$40.3		$37.6		$86.4		$80.5

LIFEPOINT HOSPITALS, INC.
UNAUDITED EARNINGS (LOSS) PER SHARE CALCULATIONS
In millions, except per share amounts

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Income from continuing operations	$41.1	$38.2	$87.6	$82.4
Less: Net income attributable to noncontrolling interests	(0.8)	(0.7)	(1.5)	(1.6)
Income from continuing operations attributable to LifePoint Hospitals, Inc. stockholders	40.3	37.5	86.1	80.8
Income (loss) from discontinued operations, net of income taxes	–	0.1	0.3	(0.3)
Net income attributable to LifePoint Hospitals, Inc.	$40.3	$37.6	$86.4	$80.5

Weighted average shares outstanding – basic	51.1	53.2	50.6	53.2
Effect of dilutive securities: stock options and other stock-based awards	1.2	1.2	1.3	1.3
Weighted average shares outstanding – diluted	52.3	54.4	51.9	54.5

Basic earnings (loss) per share attributable to LifePoint Hospitals, Inc. stockholders:
Continuing operations	$0.79	$0.71	$1.70	$1.52
Discontinued operations	–	–	0.01	(0.01)
Net income	$0.79	$0.71	$1.71	$1.51

Diluted earnings per share attributable to LifePoint Hospitals, Inc. stockholders:
Continuing operations	$0.77	$0.69	$1.66	$1.48
Discontinued operations	–	–	–	–
Net income	$0.77	$0.69	$1.66	$1.48

LIFEPOINT HOSPITALS, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
In millions

	June 30, 2011	Dec. 31, 2010
ASSETS
Current assets:
Cash and cash equivalents	$275.8	$207.4
Accounts receivable, less allowances for doubtful accounts of $519.4 and $459.8 at June 30, 2011, and December 31, 2010, respectively	379.8	387.3
Inventories	83.9	84.6
Prepaid expenses	19.2	13.9
Income taxes receivable	–	5.5
Deferred tax assets	122.2	99.7
Other current assets	26.9	24.7
	907.8	823.1

Property and equipment:
Land	86.6	85.9
Buildings and improvements	1,552.2	1,532.9
Equipment	1,002.2	950.2
Construction in progress	63.3	39.4
	2,704.3	2,608.4
Accumulated depreciation	(1,010.4)	(939.8)
	1,693.9	1,668.6

Deferred loan costs, net	24.3	27.2
Intangible assets, net	86.5	73.1
Other	20.1	20.2
Goodwill	1,553.8	1,550.7
Total assets	$4,286.4	$4,162.9

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$86.1	$89.0
Accrued salaries	87.2	101.4
Accrued interest	13.8	16.0
Income taxes payable	21.2	–
Other current liabilities	115.8	116.5
Current maturities of long-term debt	1.2	1.4
	325.3	324.3

Long-term debt	1,583.2	1,570.5
Deferred income tax liabilities	209.4	211.2
Reserves for self-insurance claims and other liabilities	138.8	131.8
Long-term income tax liability	22.1	18.5
Total liabilities	2,278.8	2,256.3

Redeemable noncontrolling interests	15.3	15.3

Equity:
LifePoint Hospitals, Inc. stockholders’ equity:
Preferred stock	–	–
Common stock	0.6	0.6
Capital in excess of par value	1,340.0	1,289.4
Accumulated other comprehensive loss	1.1	(4.0)
Retained earnings	990.4	904.0
Common stock in treasury, at cost	(344.3)	(302.5)
Total LifePoint Hospitals, Inc. stockholders’ equity	1,987.8	1,887.5
Noncontrolling interests	4.5	3.8
Total equity	1,992.3	1,891.3
Total liabilities and equity	$4,286.4	$4,162.9

LIFEPOINT HOSPITALS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
Dollars in millions

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Cash flows from operating activities:
Net income	$41.1	$38.3	$87.9	$82.1
Adjustments to reconcile net income to net cash provided by operating activities:
(Income) loss from discontinued operations	–	(0.1)	(0.3)	0.3
Stock-based compensation	5.6	5.3	11.3	11.1
Depreciation and amortization	40.6	36.7	80.3	72.8
Amortization of physician minimum revenue guarantees	4.7	4.1	9.3	8.0
Amortization of convertible debt discounts	6.0	5.5	11.9	11.0
Amortization of deferred loan costs	1.5	1.6	3.0	4.0
Deferred income tax benefit	(16.7)	(12.6)	(19.4)	(16.7)
Reserves for self-insurance claims, net of payments	2.3	0.2	7.0	4.3
Increase (decrease) in cash from operating assets and liabilities, net of effects from acquisitions and divestitures:
Accounts receivable	19.6	(1.7)	5.1	(26.4)
Inventories and other current assets	(2.0)	(2.1)	(3.8)	(2.5)
Accounts payable and accrued expenses	(5.8)	(0.7)	(11.2)	(19.7)
Income taxes payable/receivable	(4.4)	10.1	26.6	39.7
Other	–	–	0.6	0.1
Net cash provided by operating activities – continuing operations	92.5	84.6	208.3	168.1
Net cash (used in) provided by operating activities – discontinued operations	–	(0.5)	0.2	(0.7)
Net cash provided by operating activities	92.5	84.1	208.5	167.4

Cash flows from investing activities:
Purchase of property and equipment	(48.6)	(39.6)	(104.5)	(73.6)
Acquisitions, net of cash acquired	(24.8)	(25.8)	(26.5)	(42.7)
Other	–	–	(0.9)	–
Net cash used in investing activities	(73.4)	(65.4)	(131.9)	(116.3)

Cash flows from financing activities:
Repurchases of common stock	(36.3)	(41.5)	(41.8)	(50.5)
Payment of debt financing costs	(0.1)	–	(0.1)	(4.4)
Proceeds from exercise of stock options	17.0	4.3	34.5	13.5
(Refunds of) proceeds from employee stock purchase plans	(0.1)	–	0.6	0.6
Sales of (distributions to) noncontrolling interests	0.4	(0.4)	(0.6)	(0.9)
(Purchases of) proceeds from redeemable noncontrolling interests	–	(0.3)	–	3.9
Capital lease payments and other	(0.4)	(0.5)	(0.8)	(0.8)
Net cash used in financing activities	(19.5)	(38.4)	(8.2)	(38.6)

Change in cash and cash equivalents	(0.4)	(19.7)	68.4	12.5
Cash and cash equivalents at beginning of period	276.2	219.4	207.4	187.2
Cash and cash equivalents at end of period	$275.8	$199.7	$275.8	$199.7

Supplemental disclosure of cash flow information:
Interest payments	$32.1	$21.4	$44.0	$34.7
Capitalized interest	$0.5	$0.2	$0.8	$0.3
Income taxes paid, net	$46.3	$25.7	$46.6	$26.8

LIFEPOINT HOSPITALS, INC.
UNAUDITED STATISTICS

	Three Months Ended June 30,			Six Months Ended June 30,
	2011	2010	% Change	2011	2010	% Change
Continuing Operations: (1)
Number of hospitals at end of period	52	48	8.3%	52	48	8.3%
Admissions	48,526	45,723	6.1	100,242	95,015	5.5
Equivalent admissions (2)	104,983	100,348	4.6	212,914	201,052	5.9
Revenues per equivalent admission	$8,359	$7,879	6.1	$8,295	$7,843	5.8
Medicare case mix index	1.29	1.28	0.8	1.29	1.30	(0.8)
Average length of stay (days)	4.3	4.4	(2.3)	4.3	4.4	(2.3)
Inpatient surgeries	13,347	13,264	0.6	26,707	26,806	(0.4)
Outpatient surgeries	38,949	39,336	(1.0)	77,854	76,292	2.0
Emergency room visits	253,569	237,446	6.8	508,339	459,478	10.6
Outpatient factor (2)	2.16	2.19	(1.4)	2.12	2.12	–

Same-hospital: (3)
Number of hospitals at end of period	47	47	–%	47	47	–%
Admissions	45,690	45,287	0.9	94,380	94,579	(0.2)
Equivalent admissions (2)	97,833	98,952	(1.1)	198,670	199,656	(0.5)
Revenues per equivalent admission	$8,398	$7,898	6.3	$8,322	$7,852	6.0
Medicare case mix index	1.29	1.29	–	1.29	1.30	(0.8)
Average length of stay (days)	4.2	4.3	(2.3)	4.3	4.4	(2.3)
Inpatient surgeries	12,633	13,150	(3.9)	25,274	26,692	(5.3)
Outpatient surgeries	36,964	38,583	(4.2)	73,910	75,539	(2.2)
Emergency room visits	235,205	233,195	0.9	472,646	455,227	3.8
Outpatient factor (2)	2.14	2.18	(1.8)	2.11	2.11	–

(1) Continuing operations information includes the results of our same-hospital operations, but excludes the results of our hospitals that have been disposed.

(2) Management and investors use equivalent admissions as a general measure of combined inpatient and outpatient volume.  We compute equivalent admissions by multiplying admissions (inpatient volumes) by the outpatient factor (the sum of gross inpatient revenue and gross outpatient revenue and then dividing the resulting amount by gross inpatient revenue).  The equivalent admissions computation “equates” outpatient revenue to the volume measure (admissions) used to measure inpatient volume resulting in a general measure of combined inpatient and outpatient volume.

(3) Same-hospital information includes the results of our corporate office and the same 47 hospitals operated during the three and six months ended June 30, 2011 and 2010.  Same-hospital information excludes the results of HighPoint Health System, which we acquired effective September 1, 2010, Clark Regional Medical Center, which we acquired effective May 1, 2010, and our hospitals that have previously been disposed.

LIFEPOINT HOSPITALS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION
Dollars in millions

Adjusted EBITDA is defined by the Company as earnings before depreciation and amortization; interest expense, net; provision for income taxes; (income) loss from discontinued operations and net income attributable to noncontrolling interests.  LifePoint’s management and Board of Directors use Adjusted EBITDA to evaluate the Company’s operating performance and as a measure of performance for incentive compensation purposes.  LifePoint’s credit facilities use Adjusted EBITDA for certain financial covenants.  The Company believes Adjusted EBITDA is a measure of performance used by some investors, equity analysts and others to make informed investment decisions.  In addition, multiples of current or projected Adjusted EBITDA are used to estimate current or prospective enterprise value.  Adjusted EBITDA should not be considered as a measure of financial performance under U.S. generally accepted accounting principles (“GAAP”), and the items excluded from Adjusted EBITDA are significant components in understanding and assessing financial performance.  Adjusted EBITDA should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity.  Because Adjusted EBITDA is not a measurement determined in accordance with GAAP and is susceptible to varying calculations, Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

	Three Months Ended June 30,				Six Months Ended June 30,
	2011		2010		2011		2010
	Amount	% of Revenues	Amount	% of Revenues	Amount	% of Revenues	Amount	% of Revenues
Revenues	$877.6	100.0%	$790.6	100.0%	$1,766.2	100.0%	$1,576.8	100.0%

Salaries and benefits	339.0	38.6	307.0	38.8	673.4	38.1	610.3	38.7
Supplies	114.1	13.0	109.2	13.8	232.8	13.2	217.6	13.8
Other operating expenses	163.1	18.6	145.3	18.4	324.7	18.4	285.7	18.2
Provision for doubtful accounts	126.3	14.4	105.0	13.3	256.4	14.5	207.1	13.1
	742.5	84.6	666.5	84.3	1,487.3	84.2	1,320.7	83.8
Adjusted EBITDA	$135.1	15.4%	$124.1	15.7%	$278.9	15.8%	$256.1	16.2%

The following table reconciles Adjusted EBITDA as presented above to net income attributable to LifePoint Hospitals, Inc. as reflected in the unaudited condensed consolidated statements of operations:

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Adjusted EBITDA	$135.1	$124.1	$278.9	$256.1
Less:
Depreciation and amortization	40.6	36.7	80.3	72.8
Interest expense, net	28.1	25.9	57.3	51.0
Provision for income taxes	25.3	23.3	53.7	49.9
(Income) loss from discontinued operations, net of income taxes	–	(0.1)	(0.3)	0.3
Net income attributable to noncontrolling interest	0.8	0.7	1.5	1.6
Net income attributable to LifePoint Hospitals, Inc.	$40.3	$37.6	$86.4	$80.5

The following table reconciles Adjusted EBITDA as presented for the Company’s updated guidance ranges:

	Low End	High End
Adjusted EBITDA	$ 525.0	$ 545.0
Less:
Depreciation and amortization	162.1	165.3
Interest expense, net	109.6	109.6
Provision for income taxes	96.1	102.6
Net income attributable to noncontrolling interests	3.3	3.3
Net income from continuing operations attributable to LifePoint Hospitals, Inc.	$ 153.9	$ 164.2

LIFEPOINT HOSPITALS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION (Continued)
Dollars in millions

Cash Revenues is defined by the Company as reported revenues less the provision for doubtful accounts.  Cash Revenues is a common analytical indicator within the health care industry.  Cash Revenues should not be considered as a measure of financial performance under GAAP.  Because Cash Revenues is not a measurement determined in accordance with GAAP and is susceptible to varying calculations, Cash Revenues, as presented, may not be comparable to other similarly titled measures of other companies.

	Three Months Ended June 30, 2011			Three Months Ended June 30, 2010
	Amount	Non-GAAP % of Cash Revenues Ratios (1)	GAAP % of Revenues Ratios (1)	Amount	Non-GAAP % of Cash Revenues Ratios (1)	GAAP % of Revenues Ratios (1)
Continuing Operations:
Revenues	$877.6		100.0%	$790.6		100.0%
Provision for doubtful accounts	126.3			105.0
Cash Revenues	751.3	100.0%		685.6	100.0%

Salaries and benefits	339.0	45.1	38.6	307.0	44.8	38.8
Supplies	114.1	15.2	13.0	109.2	15.9	13.8
Other operating expenses	163.1	21.7	18.6	145.3	21.2	18.4
	616.2	82.0		561.5	81.9

Cash EBITDA	$135.1	18.0%	15.4%	$124.1	18.1%	15.7%

% Changes from Prior Year:
Revenues	11.0%
Cash Revenues	9.6%
Cash EBITDA margins	(10) bps

	Six Months Ended June 30, 2011			Six Months Ended June 30, 2010
	Amount	Non-GAAP % of Cash Revenues Ratios (1)	GAAP % of Revenues Ratios (1)	Amount	Non-GAAP % of Cash Revenues Ratios (1)	GAAP % of Revenues Ratios (1)
Continuing Operations:
Revenues	$1,766.2		100.0%	$1,576.8		100.0%
Provision for doubtful accounts	256.4			207.1
Cash Revenues	1,509.8	100.0%		1,369.7	100.0%

Salaries and benefits	673.4	44.6	38.1	610.3	44.5	38.7
Supplies	232.8	15.4	13.2	217.6	15.9	13.8
Other operating expenses	324.7	21.5	18.4	285.7	20.9	18.2
	1,230.9	81.5		1,113.6	81.3

Cash EBITDA	$278.9	18.5%	15.8%	$256.1	18.7%	16.2%

% Changes from Prior Year:
Revenues	12.0%
Cash Revenues	10.2%
Cash EBITDA margins	(20) bps

(1) Salaries and benefits, supplies and other operating expenses, as a percentage of Cash Revenues (a non-GAAP financial measure), present the impact on these ratios due to the adjustment of deducting the provision for doubtful accounts from reported revenues and results in these ratios being non-GAAP financial measures.  The Company’s management and Board of Directors finds this information useful to evaluate certain expense category trends without the influence of whether adjustments to revenues for uninsured accounts are recorded as revenue adjustments (charity care and uninsured discounts) or operating expenses (provision for doubtful accounts).  Thus, the expense category trends are generally analyzed as a percentage of Cash Revenues.  These non-GAAP financial measures should not be considered alternatives to GAAP financial measures.  The Company’s management believes this supplemental information provides management and the users of its financial statements with useful information for period-to-period comparisons.  Investors are encouraged to use GAAP measures when evaluating the Company’s overall financial performance.

CONTACT:
LifePoint Hospitals, Inc.
Jeff Sherman, 615-372-8501
Executive Vice President and Chief Financial Officer